Supplement, dated January 18, 2008, to the
                         Prospectus, dated May 1, 2007,
                                       for
                     Seligman Portfolios, Inc. (the "Fund"),
                                on behalf of its
       Seligman Investment Grade Fixed Income Portfolio (the "Portfolio")

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's Prospectus.

The third paragraph under the caption entitled "Seligman Investment Grade Fixed Income Portfolio - Portfolio Management" on page 28 of the Fund's Prospectus is hereby deleted in its entirety. The fourth paragraph under such caption is replaced with the following:

The Fund's Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities of the Portfolio.

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                       Supplement, dated January 18, 2008,
         to the Statement of Additional Information, dated May 1, 2007, for
                     Seligman Portfolios, Inc. (the "Fund")
                                on behalf of its
       Seligman Investment Grade Fixed Income Portfolio (the "Portfolio")

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's Statement of Additional Information ("SAI").

The information relating to Mr. Paul J. Pertusi contained under the caption entitled "Portfolio Managers - Investment Grade Fixed Income Portfolio" which begins on page 38 of the SAI is hereby deleted in its entirety.